                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934





        Date of Report (Date of earliest event reported): APRIL 21, 2003





                                TC PIPELINES, LP
             (Exact name of registrant as specified in its charter)





               DELAWARE                  000-26091               52-2135448
     (State or other jurisdiction       (Commission           (I.R.S. Employer
           of incorporation)            File Number)         Identification No.)



               110 TURNPIKE ROAD, SUITE 203                        01581
                WESTBOROUGH, MASSACHUSETTS                       (Zip Code)
         (Address of principal executive offices)




                                 (508) 871-7046
              (Registrant's telephone number, including area code)





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number         Description of Exhibit
-------        ----------------------
 99.1          Press Release dated April 21, 2003.

ITEM 9.  REGULATION FD DISCLOSURE (INCLUDING ITEM 12 INFORMATION)

This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be provided under "Item 12. Results of Operations and Financial Condition," in accordance with U.S. Securities and Exchange Commission Release No. 33-8216.

On April 21, 2003, TC PipeLines, LP issued a press release announcing first quarter results for the period ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference.

The information in this report is being furnished, not filed, pursuant to
Item 12 of Form 8-K. Accordingly, the information in Item 12 of this report will not be incorporated by reference into any registration statement filed by TC PipeLines, LP under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     TC PipeLines, LP

                                                     By: TC PipeLines GP, Inc.,
                                                         its general partner


  Dated: April 21, 2003                              By:  /s/ Theresa Jang
                                                         ------------------
                                                          Theresa Jang
                                                          Controller





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                                  EXHIBIT INDEX



Exhibit. 99.1 News Release of TC PipeLines, LP entitled "TC PipeLines, LP Declares Quarterly Cash Distribution; Announces First Quarter Results", issued April 21, 2003.